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                                                                    EXHIBIT 10.2

                                   [FORM OF]
             STOCK OPTION AGREEMENT FOR THE GRANT OF STOCK OPTIONS

                  UNDER LUMINEX CORPORATION STOCK OPTION PLAN

     THIS AGREEMENT is entered into effective as of ______ ___ 19___, by and between Luminex Corporation, a Delaware corporation (the "Company"), and _________ ("Optionee").

     WHEREAS, Optionee is a key employee of the Company and the Company considers it desirable and in its best interest that Optionee be given an inducement to acquire a proprietary interest in the Company and an added incentive to advance the interests of the Company by possessing an option to purchase shares of Common Stock of the Company in accordance with the Luminex Corporation Stock Option Plan (the "Plan").

     NOW, THEREFORE, in consideration of the premises, it is agreed as follows:


                              1.  DEFINITIONS

     For purposes of this Agreement, all capitalized terms, if not otherwise defined herein, shall have the meanings provided in the Plan.

                              2.  GRANT OF OPTION

     The Company hereby grants to Optionee the right, privilege, and option to purchase _________ shares of Common Stock (the "Option") at a price of $_______ per share (the "Exercise Price"). The Option shall be exercisable as specified in Section 3 below.

                              3.  TIME OF EXERCISE

     3.1 Subject to the provisions of the Plan and Sections 3.2 and 3.3 hereof, the Optionee shall be entitled to exercise his Option as follows:




     With respect to ________                   Beginning _______ ___, ______
     of the shares subject to
     the Option


     With respect to ________                   Beginning _______ ___, ______
     of the shares subject to
     the Option, less any
     shares previously issued
     hereunder

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     With respect to all of the
     shares subject to the                      Beginning ________ ___, _____
     Option, less any shares
     previously issued hereunder


     3.2  The Option may not be exercised later than _______ ___, _____.

     3.3 If the Optionee's employment is terminated for any reason, other than death or disability, the Option must be exercised, to the extent exercisable at the time of termination of employment, within 30 days of the date on which Optionee ceases to be an employee, but no later than ________ ___, _____. In the event of death or disability, the Option must be exercised, to the extent exercisable at the time of termination of employment, within one year of the date on which employment terminated as the result of death or disability, but no later than ______ ___, _____.

                    4.  NO CONTRACT OF EMPLOYMENT INTENDED

     Nothing in this Agreement shall confer upon Optionee any right to continue in the employ of the Company, or interfere in any way with the right of the Company to terminate Optionee's employment relationship with the Company.

                              5.  BINDING EFFECT

     This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators and successors.

                          6.  INCONSISTENT PROVISIONS

     The Option granted hereby is subject to the provisions of the Plan as in effect on the date hereof. If any provision of this Agreement conflicts with such a provision of the Plan, the Plan provision shall control.

                      7.  COMPLIANCE WITH SECURITIES LAWS

     It is the intention of the Company to effect full compliance with all securities and other applicable laws with respect to the sale of shares pursuant to the exercise of Options hereunder and subsequent resales by the Optionee.
The Company shall not be required to sell and deliver shares hereunder upon exercise of this Option in whole or part until the Optionee shall have made such representations and agreed to the legending of stock certificates in a fashion as may reasonably be required by the Company's counsel to effect compliance with all applicable securities or other laws.

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              8. NON-TRANSFERABILITY; CALL OPTION OF THE COMPANY

     The Optionee hereby recognizes and acknowledges that the Options granted hereunder are not transferable other than by will or descent. Further, as provided in the Plan, the Company shall have the right, but not the obligation, to repurchase any and all Option Shares if the Optionee ceases to be an employee of the Company for any reason other than death, disability, or retirement at normal retirement age (the "Call Option"). The per share price of the Option Shares repurchased pursuant to the Call Option shall be the Fair Market Value of the Common Stock on the date that the Call Option is exercised.

     IN WITNESS WHEREOF the parties hereto have caused this Agreement to be executed effective as of the day and year first above written.


                                    LUMINEX CORPORATION


                              By:   ___________________________________

                                    Mark B. Chandler
                                    President and CEO


                                    ___________________________________

                                    ______________________
                                    Optionee

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